Exhibit 10.1


                              AGREEMENT AND RELEASE
                              ---------------------

     This is an Agreement and Release ("Agreement") between John Rich ("Dr. Rich") and C&D Technologies, Inc. (referred to herein as "C&D" or "Company").

                                   WITNESSETH

     WHEREAS, Dr. Rich is the Vice President, General Manager for the Power Electronics Division of C&D ;

     WHEREAS, Dr. Rich and C&D are parties to that certain employment agreement dated March 31, 2000, as amended April 6, 2000 (collectively, the "Employment Agreement"); and

     WHEREAS, given current business conditions and performance, C&D and Dr. Rich have elected to terminate the Employment Agreement and the employment relationship and to amicably settle and resolve the terms of the separation from employment of Dr. Rich as an officer of C&D.

     NOW, THEREFORE, Dr. Rich and C&D, intending to be legally bound and in consideration of the mutual promises set forth below, hereby agree as follows.

     1.  Terms of Continuation and Termination of Employment.
         ---------------------------------------------------

     a. Dr. Rich's employment by C&D will terminate on the earlier of (i) the date that Dr. Rich becomes self-employed; (ii) the date on which Dr. Rich commences employment for any third party; or (iii) March 4, 2002 (hereinafter the "Effective Date"). C&D will characterize Dr. Rich's termination of employment with C&D as a voluntary resignation. Dr. Rich's service on the Board of Directors for Inrad, Inc. shall have no effect on Dr. Rich's employment status under this Agreement.

     b. Dr. Rich will be paid, in accordance with the regular payroll practices of C&D, his regular salary through the Effective Date, subject to standard deductions, including those which are consistent with the provisions of Dr. Rich's then applicable Form W-4.

     c. Beginning August 7, 2001 (the "Transition Date") and until the Effective Date, Dr. Rich's current job title shall be Vice President, Special Projects; however, Dr. Rich shall not be required to regularly attend work, but shall occasionally perform such job duties, if any, as may be communicated to him, in writing, by any of Wade H. Roberts, Jr., Mark Sappir, or the Board of Directors of C&D.

     d. Dr. Rich shall refrain from communicating with any employee, customer, supplier or any other party with whom C&D has a commercial relationship regarding the details of his employment or the anticipated cessation thereof or the subject matter of this Agreement without the prior written consent of Wade
H. Roberts, Jr., Mark Sappir, or the C&D Board of Directors, other than to say that the relationship between Dr. Rich and C&D is being or was terminated amicably.

     e. Dr. Rich and C&D hereby agree to refrain from making any negative, disparaging, defamatory or slanderous comments, references or characterizations concerning the other party and, in Dr. Rich's case, concerning C&D's officers, directors, employees, agents, products or services, either verbally, in writing, or in any other manner, to any third party for any purpose whatsoever, unless a legal duty to do so is imposed.

     2. Fringe Benefits.
        ---------------

     a. Through the Effective Date, Dr. Rich may continue to participate in the Company's medical, dental, and life insurance programs at the same level and costs as Dr. Rich participated on January 31, 2001. Thereafter, Dr. Rich may continue, at his expense, his medical and dental insurance benefits to the extent permitted by the Consolidated Omnibus Budget Reconciliation Act ("COBRA").

     b. On or about the next pay period following the Transition Date, Dr. Rich shall be paid for nineteen (19) vacation days, subject to standard deductions, which Dr. Rich agrees constitute all vacation days for which compensation is due and owing. No additional vacation time shall accrue or be paid for by C&D.

     c. Through the Effective Date, Dr. Rich may continue to participate in the C&D Savings Plan (also known as the 401(k) plan) and Pension Plan for salaried employees in accordance with the terms and provisions of the respective Plans as they may be amended from time to time. Dr. Rich may also continue to participate in the Deferred Compensation Plan in accordance with the terms of the Plan. Dr. Rich may also continue to participate in the Supplemental Executive Retirement Plan in accordance with the terms of the plan through the Effective Date.

     d. Dr. Rich may exercise options, granted to him under any C&D Stock Option Plan, which have vested or which may vest on or prior to the Effective Date in accordance with the terms and provisions of the applicable Plans and consistent with the characterization of his termination of employment with C&D as a voluntary resignation on the Effective Date. Through the Effective Date, Dr. Rich may, from time to time, be considered an "insider" as defined in the C&D Insider Trading Policy, as it may be amended from time to time; provided, however, that following the Transition Date he shall not be considered an Executive Officer for Section 16 reporting purposes under the Securities Exchange Act of 1934. Notwithstanding the foregoing, Dr. Rich may have continuing reporting obligations under Section 16 with respect to purchases and sales of C&D stock that occur within six months after an opposite way transaction that preceded the date of this Agreement and he remains subject to the Company's inside trading policy; accordingly, all purchases and sales of C&D stock must be pre-cleared with either of the Vice President, Finance or Vice President, General Counsel of C&D.

     e. Dr. Rich will be eligible to receive pro-rata earned amounts, if any, under the Management Incentive Compensation Plan for the period February 1, 2001 through the Transition Date. Thereafter, Dr. Rich shall have no further eligibility to participate in any C&D management incentive compensation plan.

     f. Dr. Rich shall not be eligible to continue to receive reimbursement for executive financial planning assistance following the Transition Date. Dr. Rich shall be eligible for reimbursement for executive financial planning assistance for fees reasonably incurred before the Transition Date.

     g. All other employee benefits not specifically continued by this Agreement shall terminate on the Effective Date.

     h. C&D shall reimburse Dr. Rich for reasonable legal fees incurred in connection with the review of this Agreement in an amount not to exceed $1,000 as soon as administratively practicable following submission of documentation therefor.

     3. Execution of a Release by Dr. Rich.
        ----------------------------------

     In consideration of the additional consideration described in Paragraphs 1(b) and (c) and 2 (a), (c), (d) and (e) hereof, which Dr. Rich acknowledges that C&D is not obligated to pay or otherwise provide for, Dr. Rich agrees to execute the Release which is attached hereto as Exhibit A within five (5) days of the Effective Date.

     4. General Release.
        ---------------

     After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an advisor or an attorney of his choice, Dr. Rich, on his own behalf, and on behalf of his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges C&D, its subsidiary and related companies and their predecessors, successors and assigns, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf (collectively "Releasees"), from any and all rights or claims, of any nature whatsoever whether known or unknown which he has or may have against Releasees, including, but not limited to those rights or claims arising out of or in any way connected with Dr. Rich's employment by C&D or his separation from employment by C&D, including, but not limited to claims for wrongful discharge, breach of contract, claims for wages, stock or profits, breach of the covenant of good faith, intentional or negligent infliction of emotional distress, defamation, negligence, misrepresentation, fraud, discrimination on the basis of race, gender, color, religion, marital status, national origin, handicap or disability, or veteran's status, including, but not limited to all rights or claims under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. ss. 2000e-1, et seq., the Americans With Disabilities Act, 42 U.S.C. ss. 12101, et seq., and the Arizona Civil Rights Act, A.R.S. ss.41-1401, et seq., Pennsylvania Human Relations Act, 43 P.S. ss.951 et seq., as well as any other claim arising under any other federal, state, or local statute, ordinance, regulation, or common law that Dr. Rich now has or ever had against Releasees from the beginning of time to the date of this Agreement. It is expressly understood and agreed that the foregoing is a general release of all claims and rights against C&D.

     5. Release of Age Discrimination Claims.
        ------------------------------------

     After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an attorney or adviser of his choice, Dr. Rich, his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges

C&D, its subsidiary and related companies, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf, of and from any and all rights or claims which he may have against any of them under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 et. seq. or under any other federal or state law prohibiting discrimination based upon age, from the beginning of time to the date of this Agreement.

     6. Compliance with Older Workers Benefit Protection Act.
        ----------------------------------------------------

     This Agreement is intended to comply with Section 201 of the Older Workers Benefit Protection Act of 1990, 29 U.S.C. ss.626(f). Accordingly, Dr. Rich acknowledges and represents as follows:

     a. he waives all rights or claims against C&D under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C ss.621, et seq. ("ADEA") knowingly and voluntarily in exchange for consideration of value to which he is not otherwise entitled;

     b. he has been advised in writing by C&D to consult with an attorney in connection with this Agreement and his decision to waive his rights or claims under the ADEA;

     c. he has been given a period of at least twenty-one (21) days within which to consider this Agreement and his decision to waive his rights or claims under the ADEA; and

     d. he has been informed by C&D and understands that he may revoke this Agreement for a period of seven (7) calendar days after signing it and that this Agreement will not become effective or enforceable until after this seven (7) day period has expired.

     7. Revocation of this Agreement.
        ----------------------------

     In the event that Dr. Rich chooses to revoke his acceptance of this Agreement, he will provide C&D with written notice of the revocation, which shall be sent by United States mail, certified, return receipt requested, post-marked within seven (7) days of the date that he signs this Agreement. Notice to C&D shall be given to Mark Sappir, Vice President - Human Resources, 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422.

     8. Covenant Not To Sue.
        -------------------

     Dr. Rich agrees and covenants that he has not and will not bring any action in any forum, or file any claims against C&D or its subsidiary and related companies, or any of their respective officers, directors, employees or agents, past and present, individually or collectively, or any insurer of C&D which relates in any way to his employment, his separation from employment by C&D or any matter which is associated either directly or indirectly with his employment.

     9. Nondisclosure of Information.
        ----------------------------

     Dr. Rich acknowledges that he signed an "Agreement Relating to Intellectual Property and Confidential Information" with C&D on February 11, 2000 ("Confidentiality Agreement"). A copy is attached to this Agreement as Exhibit "1." Dr. Rich reaffirms the obligations and duties he assumed under the Confidentiality Agreement and agrees that he shall continue to abide by the terms of the Confidentiality Agreement after the termination of his employment.

     10. Return of Property.
         ------------------

     Dr. Rich represents that he has returned to C&D or will return prior to the Effective Date all materials in his possession or within his control which relate to the business of C&D, including, but not limited to, data, documents, reports, programs, diskettes, computer printouts, program listings, computer hardware and/or software, memoranda, notes, records, reports, plans, studies, price lists, customer lists, customer contact and other information, and any and all similar information without regard to the form in which it is maintained. Dr. Rich acknowledges that all such materials are the sole property of C&D and that he has no right, title, or other interest in or to such materials. Dr. Rich further agrees to return all Company credit cards, computers, printers, telephones and any similar or dissimilar items.

     11. Non-Solicitation of Employees and Customers.
         -------------------------------------------

     a. Dr. Rich agrees that beginning on the date hereof and for a period of one-hundred eighty (180) days after the Effective Date, he shall not, either directly or indirectly, induce, suggest, encourage, entice, or solicit any employee of C&D to leave the employ of C&D.

     b. Dr. Rich agrees that beginning on the date hereof and for a period of six months from the Effective Date, he will not, either directly or indirectly or by acting in concert with others, solicit, influence, or attempt to solicit or influence, any customers of C&D or any customer prospects of C&D with whom Dr. Rich had any contact during the eighteen month period prior to his separation from employment by C&D to purchase from any other person, partnership, corporation or other entity any products which are the same, similar to or marketed as competitive with products sold by C&D.

     12. Non-Competition.
         ---------------

     a. Dr. Rich agrees that during such time as he shall be employed by the Company, and for the applicable Restricted Period (as defined below) thereafter, he shall not, without the written consent of the Board of Directors, directly or indirectly, become associated with, render services to, invest in, represent, advise or otherwise participate as an officer, employee, director, stockholder, partner, agent of or consultant for, any business that, at the time his employment with the Company ceases, is competitive with the business in which the Company is engaged or in which the Company has taken affirmative steps to engage (a "Competitive Business") in the United States, Mexico or the United Kingdom; provided, however, that nothing herein (i) shall prevent Dr. Rich from investing without limit in the securities of any company listed on a national securities exchange, provided that his involvement with any such company is solely that of a stockholder, and (ii) is intended to prevent him from being employed during the applicable Restricted Period by any business other than a Competitive Business. The applicable Restricted Period shall be the one-hundred eighty (180) day period following the Effective Date.

     b. The parties hereto intend that the covenant contained in this Section 12 shall be deemed a series of separate covenants for each state, county and city. If, in any judicial proceeding, a court shall refuse to enforce all the separate covenants deemed included in this Section 12, because, taken together, they cover too extensive a geographic area, the parties intend that those of such covenants (taken in order of the states, counties and cities therein which are least populous), which, if eliminated, would permit the remaining separate covenants to be enforced in such proceeding, shall, for the purpose of such proceeding, be deemed eliminated from the provisions of this Section 12.

     13. Enforcement.
         -----------

     Dr. Rich acknowledges that he has received sufficient consideration for the covenants and restrictions contained in this Agreement including, without limitation, those set forth in Sections 8, 9, 11 and 12 of this Agreement; that such restrictions are reasonable in time and scope, and are necessary for the reasonable protection of the business of C&D. Dr. Rich also acknowledges that monetary damages would be an inadequate remedy for a breach by Dr. Rich of the promises contained in Sections 8, 9, 11, and 12 of this Agreement and, if found by a court of competent jurisdiction to have breached any of these restrictions, consents to the entry of an order granting injunctive relief to prevent further violations of those restrictions by Dr. Rich. Dr. Rich agrees that the time period of the obligations set forth in Sections 8, 9, 11 and 12 of this Agreement shall be extended by any amount of time during which he is in violation of the obligations set forth therein. Dr. Rich also agrees that any award of injunctive relief shall be in addition to, and in no way shall serve as, a limitation on any and all other remedies C&D may have for enforcement of the obligations set forth in Sections 8, 9, 11, and 12 of this Agreement.

     14. Cooperation with C&D/Acknowledgement of Payment.
         -----------------------------------------------

     Dr. Rich will fully cooperate with and assist C&D or any other company affiliated with C&D in connection with its defense or prosecution of any civil action or other legal proceeding or other business matter involving C&D, of which C&D believes Dr. Rich has knowledge or information. This cooperation shall include, but it is not limited to, being reasonably available to participate in depositions, providing accurate and truthful information about C&D, complying with requests by C&D to meet with its attorneys for the purpose of providing information to them, and providing any other form of reasonable assistance requested. Dr. Rich acknowledges that all monies that he has earned in connection with his employment with C&D have been paid, with the exception of his incentive bonus for fiscal year 2002 which shall be paid, if at all, in accordance with the customary practices of C&D.

     15. Terms Confidential.
         ------------------

     Dr. Rich agrees to keep confidential and not disclose the financial terms of this Agreement except to his immediate family (who agree to comply with this obligation of confidentiality) and tax and legal advisers.

     16. Reemployment or Reinstatement.
         -----------------------------

     Dr. Rich shall not seek employment with C&D and hereby forever releases and discharges C&D from any and all liability to reinstate or reemploy him in any capacity and any and all claims of a right to reinstatement.

     17. Breach.
         ------

     Dr. Rich and C&D agree that in the event one party breaches any part or parts of this Agreement, legal proceedings may be instituted against that party for breach of contract. In the event that a party institutes legal proceedings for breach of this Agreement, it is agreed that the sole remedy available to said party shall be enforcement of the terms of this Agreement and/or a claim for damages resulting from a breach of this Agreement, but that under no circumstances shall the party be entitled to revive, reassert or assert any claims that the party has released or abandoned under this Agreement in accordance with the provisions of paragraphs 4, 5, 6 and 8.

     18. Nature of Agreement.
         -------------------

     It is understood and agreed by Dr. Rich and C&D that this Agreement is a settlement of claims, if any, that may exist between them; that this settlement does not constitute an admission of liability or wrongdoing on the part of either party; and that by entering into this settlement neither party admits that there has been any unlawful or wrongful act committed against the other which makes it liable in any manner, but that this settlement is only a compromise.

     19. Entire Agreement.
         ----------------

     Except as specifically set forth in Section 9 of this Agreement, this Agreement replaces and supercedes all prior agreements between the parties and constitutes the entire agreement between the parties. No modification to this Agreement shall be effective unless it is in writing and signed by an officer of C&D and Dr. Rich.

     20. Choice of Law and Selection of Forum.
         ------------------------------------

     This Agreement shall be interpreted, enforced, and governed under the laws of the State of Arizona. If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     21. Agreement Entered Knowingly and Voluntarily.
         -------------------------------------------

     Dr. Rich acknowledges that he has been given a reasonable opportunity to discuss this Agreement with an attorney or advisor of his choice; that he has carefully read and fully understands all of the provisions of this Agreement; and that he is entering into this Agreement knowingly, voluntarily and of his own free will.

     22. Miscellaneous.
         -------------

     a. Except as expressly set forth in this Agreement, this Agreement contains the final and entire agreement of the parties and is intended to be an integration of all prior agreements, negotiations and understandings. Neither C&D nor Dr. Rich shall be bound by any covenants, agreements, statements, representations or warranties, oral or written, not contained in this Agreement or any attachment or exhibit hereto. No change or modification to this Agreement shall be valid unless the same is in writing and signed by the parties. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against whom it is sought to be enforced.

     b. This Agreement shall inure to the benefit of the respective parties hereto and their respective heirs, administrators, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the dates indicated next to their respective signature.


      8/16/01                                   /s/ John Rich
----------------------                      ----------------------------
Date                                        John Rich



                                            C&D TECHNOLOGIES, INC.


     8/20/01                                    /s/ Wade Roberts
________________________                    By:_________________________
Date                                        Title: President & CEO

                                    EXHIBIT A
                                     RELEASE


     This Release is made this _____ day of _______________, 2002 by and between C&D Technologies, Inc. ("Employer") and John Rich ("Employee").

                                    Recitals:
                                    --------

     WHEREAS, Employer and Employee are parties to an Agreement and Release dated as of__________________________, 2001 ("Agreement and Release") the terms of which specifically contemplate the execution of this Release; and

     NOW THEREFORE, the parties hereto, intending to be legally bound, in consideration of the mutual promises and undertakings set forth herein, do hereby agree as follows:

 1. General Release.

     For and in consideration of the monies and benefits paid to Employee by Employer, as more fully described in the Agreement and Release dated ______, 2001, and for other good and valuable consideration, Employee knowingly and voluntarily releases, remises and forever discharges Employer, its subsidiary and related companies and their predecessors, successors and assigns, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf (hereinafter collectively referred to as "Releasees"), from any and all rights or claims, of any nature whatsoever whether known or unknown, which he has or may have against Releasees including, but not limited to, those rights or claims arising out of or in any way connected with his employment by C&D or his separation from employment by C&D, including but not limited to claims for wrongful discharge, breach of contract, claims for wages, stock or profits, breach of the covenant of good faith, intentional or negligent infliction of emotional distress, defamation, negligence, misrepresentation, fraud, discrimination on the basis of race, gender, color, religion, marital status, national origin, handicap or disability or veteran status, including but not limited to all rights or claims under Title VII of the Civil Rights Acts of 1964, as amended, 42 U.S.C. ss. 2000e-1, et seq., the Americans With Disabilities Act, 42 U.S.C. ss.12101, et seq., and the Arizona Civil Rights Act, A.R.S. ss.41-1401, Pennsylvania Human Relations Act, 43 P.S. ss.951 et seq., as well as any other claim arising under any other federal, state or local statute, ordinance, regulation or common law that he now has or ever had against Releasees from the beginning of time to the date of this Release. It is expressly understood and agreed that the foregoing is a general release of all claims and rights against C&D.

2.       Release of Age Discrimination Claims.

     After having had a reasonable opportunity to review this Agreement and an opportunity to consult with an attorney or adviser of his choice, Employee, his heirs, administrators, and assigns, knowingly and voluntarily releases, remises and forever discharges C&D, its subsidiary and related companies, and each of their respective officers, directors, employees, agents and attorneys and all those charged or chargeable with liability on their behalf, of and from any and all rights or claims which he may have against any of them under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. ss. 621 et. seq. or under any other federal or state law prohibiting discrimination based upon age, from the beginning of time to the date of this Agreement.

     3. Compliance with Older Workers Benefit Protection Act.
        ----------------------------------------------------

     This Agreement is intended to comply with Section 201 of the Older Workers Benefit Protection Act of 1990, 29 U.S.C. ss.626(f). Accordingly, Employee acknowledges and represents as follows:

     a. he waives all rights or claims against C&D under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C ss.621, et seq. ("ADEA") knowingly and voluntarily in exchange for consideration of value to which he is not otherwise entitled;


     b. he has been advised in writing by C&D to consult with an attorney in connection with this Agreement and his decision to waive his rights or claims under the ADEA;

     c. he has been given a period of at least twenty-one (21) days within which to consider this Agreement and his decision to waive his rights or claims under the ADEA; and

     d. he has been informed by C&D and understands that he may revoke this Agreement for a period of seven (7) calendar days after signing it and that this Agreement will not become effective or enforceable until after this seven (7) day period has expired.

     4. Revocation of this Release.
        --------------------------

     In the event that Employee chooses to revoke his acceptance of this Release, he will provide C&D with written notice of the revocation, which shall be sent by United States mail, certified, return receipt requested, post-marked within seven (7) days of the date that he signs this Agreement. Notice to C&D shall be given to Mark Sappir, Vice President - Human Resources, 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422.

     5. Covenant Not To Sue.
        -------------------

     Employee agrees and covenants that he has not and will not bring any action in any forum, or file any claims against C&D or its subsidiary and related companies, or any of their respective officers, directors, employees or agents, past and present, individually or collectively, or any insurer of C&D which relates in any way to his employment, his separation from employment by C&D or any matter which is associated either directly or indirectly with his employment.

     6. Employee agrees that the payments made and other consideration received pursuant to this Release are not to be construed as an admission of legal liability by Releasees or any of them and that no person or entity shall utilize this Release or the consideration received pursuant to this Release as evidence of any admission of liability since Releasees expressly deny liability.

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

     7. Employee affirms that the only consideration for the signing of this Release are the terms stated herein and in the Agreement and Release and that no other promise or agreement of any kind has been made to Employee by any person or entity whatsoever to cause Employee to sign this Release.

     8. Employee and Employer affirm that the Agreement and Release (and the document specifically incorporated therein) and this Release set forth the entire agreement between the parties with respect to the subject matter contained herein and supersede all prior or contemporaneous agreements or understandings between the parties with respect to the subject matter contained herein. Further, there are no representations, arrangements or understandings, either oral or written, between the parties, which are not fully expressed herein. Finally, no alteration or other modification of this Release shall be effective unless made in writing and signed by both parties.

     9. Employee certifies that Employee has returned to Employer all keys, identification cards, credit cards, computer and telephone equipment and other property or information of Employer in Employee's possession, custody, or control including, but not limited to, any information contained in any computer files maintained by Employee during Employee's employment with Employer. Employee certifies that Employee has not kept the originals or copies of any documents, files, or other property of Employer which Employee obtained or received during Employee's employment with Employer.

     10. Employee acknowledges that Employer advised Employee to consult with an attorney prior to executing this Release.

     11. Employee affirms that Employee has carefully read this Release, that Employee fully understands the meaning and intent of this document, that Employee has signed this Release voluntarily and knowingly, and that Employee intends to be bound by the promises contained in this Release for the consideration described in the Agreement and Release.

     IN WITNESS WHEREOF, Employee and the authorized representative of Employer have executed this Release on the dates indicated below:


Dated:_____________________                     ______________________________
                                                        John Rich



                                                C&D TECHNOLOGIES, INC.



Dated:_____________________                     By:___________________________
                                                Title:

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



                                   ENDORSEMENT

     I, John Rich, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and Release and voluntarily chose to sign the Agreement and Release prior to the expiration of the 21 day period.

     I declare under penalty of perjury under the laws of the State of Arizona that the foregoing is true and correct.

     EXECUTED    this    __16th__    day    of    _August___,    2001,    at
___Pima County_______________, Arizona.


                                                /s/ John Rich
                                                ------------------------------
                                                John Rich





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